United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2013

SHEARSON AMERICAN REIT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29627	88-0212662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1059 Redondo Drive, Los Angeles, California	90019
(Address of principal executive offices)	(Zip Code)

(323) 937-6563
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  Entry into a Material Definitive Agreement.

Executed on Nov, 20, 2013 and effective as of October 18, 2013 Shearson American REIT, Inc. (the “Company” or “Shearson”, entered into a Joint Venture Agreement with Windsor High-rise Construction, Ltd., a Delaware Company, (“WHC”) to acquire the land, develop and construct a 400 unit, Leeds Certified High Rise Rental Apartment Project in Las Vegas, Nevada, named Sullivan Square, Phase One.

Pursuant to the terms of the Joint Venture Agreement and a subsequent Limited Partnership Agreement, the respective services to be provided by the parties are as follows:

Under the terms of this JOINT VENTURE AGREEMENT and the subsequent LIMITED PARTNERSHIP AGREEMENT, WHC and its affiliates will:

1.1.          Act in the capacity of the Managing General Partner, and discuss with SHEARSON the structure of the Transactions and actions to be taken by SHEARSON in preparation for and completion of the Transactions and the financing of the Transactions;

1.2.          WHC will, employ its best efforts, to arrange for the financing of the project in the form of a HUD/ GNMA Construction First Mortgage Loan, for 2 (two) years and a HUD/GNMA Permanent First Mortgage Loan, for 40 (forty) years, both under Section 221-d4 of the Federal Housing Act.

1.3.          WHC may in its capacity as Managing General Partner provide any of the additional services necessary to the Development of the project such as act as the General Contractor, the Managing Agent or engage the Marketing and Leasing Agents and may be paid for these services in accordance with the fee schedule determined by HUD.

1.4.          Cause to be prepared and filed with HUD through the HUD Mortgagee Berkadia Commercial Mortgage, LCC, all HUD/GNMA Forms describing, as they occur, the sale of mortgage securities, and the terms of the Transactions, and such other events as are required to comply with HUD/GNMA Regulations.

Take other actions appropriate to the completion of the Transactions as contemplated by the agreement.

2.1.          SHEARSON shall select designate those persons that SHEARSON wishes to represent it for communications with the Limited Partnership contemplated to be formed in conjunction with the Joint Venture Agreement.

2.2.          Upon formation of the Limited Partnership Agreement, SHEARSON will be a Limited Partner in said Limited Partnership and afforded all the protections in law of that of a Limited Partner.

2.3.         SHEARSON will assign and convey any Fee Simple Ownership Interest it has, when it has acquired such interest in the underling land to the Sullivan Square Real Estate Development, Phase I to the to be formed Limited Partnership.

TERMS AND CONDITIONS of the Joint Venture Agreement and the to be formed Limited Partnership are as follows:

3.1.         The Joint Venture Agreement shall be the written memorialization of the business arrangements and relationships between the parties until such time that the financing (HUD/GNMA) by BERKADIA COMMERCIAL MORTGAGE, INC. is ready to be funded. Than at that time and place the LIMITED PARTNERSHIP AGREEMENT will become the operative document memorializing the full relationship between the parties to this JOINT VENTURE AGREEMENT.

3.2.         Ownership interests in the LIMITED PARTNERSHIP to be formed at the closing of the construction mortgage loan will be as follows: 50% (fifty) SHEARSON and 50% (fifty) WHC.  It is agreed that as appropriate, approximately every 2 (two) years the property would be refinanced and the proceeds would be distributed among SHEARSON and WHC on a 50/50 (fifty/fifty) basis. Profits will be shared in the ownership percentages.

TERMINATION

4.1.         WHC may terminate The Joint Venture Agreement, without further obligation or liability, at any time (i) that WHC has a reasonable basis to believe that any aspect of the transactions covered by the Joint Venture Agreement would constitute a fraud or deception on the market or (ii) that SHEARSON fails to meet its obligations under the Joint Venture Agreement in a manner which would constitute a material breach. In any such case, WHC will be entitled to retain all payments made to it or accrued prior to such termination.  Such right of termination shall not be exclusive, and shall not preclude any other relief available to WHC including claims for damages and SHEARSON enforcement.

MISCELLANEOUS

5.1.         Covenant of Further Assurances.  The parties agree to take any further actions and to execute any further documents, which may from time to time be necessary or appropriate to carry out the purposes of the Joint Venture Agreement.

5.2.         Scope of Agreement. The Joint Venture Agreement constitutes the entire understanding of the parties.  No undertakings, warranties or representations have been made other than as contained herein, and no party shall assert otherwise.  The Joint Venture Agreement may not be changed or amended orally.

5.3.         CURRENCY. All references to currency in the Joint Venture Agreement are to United States Dollars.

APPROVALS BY THIRD PARTIES.

6.1.         The transaction as contemplated by this Agreement is contingent upon various third party approvals such as City, County and State Building Permit Approvals, environmental restrictions and HUD/GMMA rules and regulations, and the California Department of Business Oversight and the State of Nevada Department of Corporations.

On November 20, 2013, effective October 18, 2013  Shearson American REIT, Inc. (the “Company” or” Shearson”, entered into a Joint Venture Agreement with WINDSOR HIGH-RISE CONSTRUCTION, LTD., a Delaware Company. (“WHC”) to acquire the land, develop and construct a 326 unit Leeds Certified High Rise Rental Apartment Project in Beaumont, Texas , named Beaumont Place, Phase One.

Pursuant to the terms of the Joint Venture Agreement and a subsequent Limited Partnership Agreement, the respective services to be provided by the parties are as follows:

Under the terms of the JOINT VENTURE AGREEMENT and the subsequent LIMITED PARTNERSHIP AGREEMENT, WHC and its affiliates will:

1.1.         Act in the capacity of the Managing General Partner, and discuss with SHEARSON the structure of the Transactions and actions to be taken by SHEARSON in preparation for and completion of the Transactions and the financing of the Transactions;

1.2.         WHC will, employ its best efforts, to arrange for the financing of the project in the form of a HUD/ GNMA Construction First Mortgage Loan, for 2 (two) years and a HUD/GNMA Permanent First Mortgage Loan, for 40 (forty) years, both under Section 221-d4 of the Federal Housing Act,.

1.3.         WHC may in its capacity as Managing General Partner provide any of the additional services necessary to the development of the project such as act as the General Contractor, the Managing Agent or engage the Marketing and Leasing Agents and may be paid for these services in accordance with the fee schedule determined by HUD.

1.4.         Cause to be prepared and filed with the HUD through the HUD Mortgagee Berkadia Commercial Mortgage, LCC, all HUD/GNMA Forms describing, as they occur, the sale of mortgage securities, and the terms of the Transactions, and such other events as are required to comply with HUD/GNMA Regulations.

1.5.         Take other actions appropriate to completion of the Transactions as contemplated by this agreement.

2.1.         SHEARSON shall select and designate those persons that SHEARSON wishes to represent it for communications with the Limited Partnership contemplated to be formed in conjunction with the Joint Venture Agreement.

2.2.          Upon formation of the Limited Partnership Agreement, SHEARSON will be a Limited Partner in said Limited Partnership and afforded all the protections in law of that of a Limited Partner.

2.3.          SHEARSON will assign and convey  any Fee Simple Ownership Interest, it has, when it has acquired such interest in the underling land to the Sullivan Square Real Estate Development, Phase I to the to be formed Limited Partnership.

TERMS AND CONDITIONS of the Joint Venture Agreement and the to be formed Limited Partnership are as follows:

3.1.          The Joint Venture Agreement shall be the written memorialization of the business arrangements and relationships between the parties until such time that the (HUD/GNMA) financing by BERKADIA COMMERCIAL MORTGAGE, INC. is ready to be funded. Than at that time and place the LIMITED PARTNERSHIP AGREEMENT will become the operative document memorializing the full relationship between the parties to this JOINT VENTURE AGREEMENT.

3.2.          Ownership interests in the LIMITED PARTNERSHIP to be formed at the closing of the construction mortgage loan will be as follows: 50% (fifty) SHEARSON and 50% (fifty) WHC II.  It is agreed that as appropriate, approximately every 2 (two) years the property would be refinanced and the proceeds would be distributed among SHEARSON and WHC on a 50/50 (fifty/fifty) basis. Profits will be shared in the ownership percentages.

TERMINATION

4.1.          WHC may terminate the Joint Venture Agreement, without further obligation or liability, at any time (i) that WHC has a reasonable basis to believe that any aspect of the transactions covered by the Joint Venture Agreement would constitute a fraud or deception on the market or (ii) that SHEARSON fails to meet its obligations under the agreement in a manner which would constitute a material breach. In any such case, WHC will be entitled to retain all payments made to it or accrued prior to such termination.  Such right of termination shall not be exclusive, and shall not preclude any other relief available to WHC including claims for damages and SHEARSON enforcement.

MISCELLANEOUS

5.1.          Covenant of Further Assurances.  The parties agree to take any further actions and to execute any further documents, which may from time to time be necessary or appropriate to carry out the purposes of the Joint Venture Agreement.

5.2.          Scope of Agreement. The agreement constitutes the entire understanding of the parties.  No undertakings, warranties or representations have been made other than as contained herein, and no party shall assert otherwise.  This agreement may not be changed or amended orally.

5.3.          CURRENCY. All references to currency in this agreement are to United States Dollars.

APPROVALS BY THIRD PARTIES.

7.1.          The transaction as contemplated by the Joint Venture Agreement is contingent upon various third party approvals such as City, County and State Building Permit Approvals, environmental restrictions and HUD/GMMA rules and regulations, and the California Department of Corporations and the State of Nevada Department of Business Oversight.

A copy of each Joint Venture Agreement is attached to this Report on form 8-K as Exhibit 10.0 and Exhibit 10.2, respectively.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(d)             Exhibits

10.1
JOINT VENTURE AGREEMENT between SHEARSON AMERICAN REIT, INC. (SHEARSON), A Nevada Corporation and WINDSOR HIGH-RISE CONSTRUCTION, LTD., A Delaware Company, their successors and assigns, dated November 18, 2013, regarding the Sullivan Square real estate development project, Las Vegas, Nevada.

10.2
JOINT VENTURE AGREEMENT between SHEARSON AMERICAN REIT, INC. (SHEARSON), A Nevada Corporation and their successors and assigns, dated November 18, 2013, regarding the Beaumont Place real estate development project, Beaumont Texas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shearson American REIT, Inc., a Nevada corporation

Dated: November 21, 2013	By:	/s/ John D. Williams
John D. Williams, Chief Executive Officer